UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 2, 2017 (September 29, 2017)
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POOL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

985-892-5521
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
The information set forth under Item 2.03 of this report on Form 8-K is incorporated in this Item 1.01 by reference.
On September 29, 2017, Pool Corporation (the “Company”) entered into the Amended and Restated Credit Agreement (the “Agreement”) by and among Pool Corporation, as US Borrower, SCP Distributors Canada Inc., as Canadian Borrower, SCP Pool B.V., as Dutch Borrower, Wells Fargo Bank, National Association, as Joint Lead Arranger, Administrative Agent, Swingline Lender and an Issuing Lender, and the following other lenders party thereto, Bank of America, N.A., MUFG Union Bank, N.A., Capital One, N.A., Regions Bank, and BB&T Capital Markets, each as Joint Lead Arranger and Syndication Agent, and Fifth Third Bank, JP Morgan Chase Bank, N.A., Industrial and Commercial Bank of China Ltd., New York Branch, and the Bank of East Asia Ltd., New York Branch. The Agreement amends and restates the Company's existing senior credit facility including amendments to the following: (1) extending the maturity date to September 29, 2022; (2) increasing the borrowing capacity to $750.0 million from $465.0 million; (3) increasing the Canadian and Euro Loan sublimits, each to $30.0 million from $20.0 million; (4) increasing the swingline sublimit to $40.0 million from $25.0 million; (5) decreasing the pricing of all loans; and (6) providing additional capacity under certain negative covenants related to indebtedness, liens, investments and dispositions of assets.
The Agreement also contains financial covenants requiring the Company to maintain certain financial ratios. These financial covenants remain unchanged from our previous credit agreement.
All obligations under the Agreement are guaranteed by certain of our subsidiaries as guarantors. The Agreement also contains customary affirmative and negative covenants and events of default.
In the ordinary course of business, the Company and its affiliates have engaged, and may in the future engage, certain parties to the Credit Agreement or the affiliates of such parties to provide commercial banking, investment banking, and other services for which the Company or its affiliates pay customary fees and commissions.
The description of the amendment set forth above is qualified by reference to the Agreement, which is filed as Exhibit 10.1 to this Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 above is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On October 2, 2017, Pool Corporation issued the press release included herein as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
10.1	Amended and Restated Credit Agreement
99.1	Press Release issued by Pool Corporation on October 2, 2017, announcing credit agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:    /s/ Mark W. Joslin
Mark W. Joslin
Senior Vice President and Chief Financial Officer

Dated: October 2, 2017